UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2025
___________________

HF SINCLAIR CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-41325	87-2092143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2323 Victory Avenue, Suite 1400
Dallas, TX		75219
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	DINO	New York Stock Exchange
Common Stock $0.01 par value	DINO	NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01 Regulation FD Disclosure.

Capital Expenditure Guidance

For fiscal year 2026, HF Sinclair Corporation (“HF Sinclair”) expects consolidated capital and turnaround cash spending guidance as set forth in the table below:

HF Sinclair Capital Expenditures	2026 Plan
(In Millions)
Sustaining Capital Investments
Refining	$225
Renewables	$6
Lubricants & Specialties	$25
Marketing	$30
Midstream	$30
Corporate	$9
Turnarounds & Catalysts	$325
Total Sustaining	$650
Growth Capital Investments	$125
Total Capital	$775

The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Cautionary Statement Regarding Forward-Looking Statements

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: The statements in this Current Report on Form 8-K relating to matters that are not historical facts are “forward-looking statements” based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in HF Sinclair’s filings with the Securities and Exchange Commission (the “SEC”). All statements concerning our expectations for future results of operations are based on forecasts for our existing operations and do not include the potential impact of any future acquisitions or dispositions. Forward-looking statements use words such as “anticipate,” “project,” “will,” “expect,” “plan,” “goal,” “forecast,” “strategy,” “intend,” “should,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding HF Sinclair’s plans and objectives for future operations. Although HF Sinclair believes that the expectations reflected in these forward-looking statements are reasonable, HF Sinclair cannot assure you that HF Sinclair’s expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to, the demand for and supply of feedstocks, crude oil and refined products, including uncertainty regarding the increasing societal expectations that companies address climate change and greenhouse gas emissions; risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products or lubricant and specialty products in HF Sinclair’s markets; the spread between market prices for refined products and market prices for crude oil; the possibility of constraints on the transportation of crude oil, refined products or lubricant and specialty products; the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to reductions in demand, accidents, unexpected leaks or spills, unscheduled shutdowns, infection in the workforce, weather events, global health events, civil unrest, expropriation of assets, and other economic, diplomatic, legislative, or political events or developments, terrorism, cyberattacks, vandalism or other catastrophes or disruptions affecting HF Sinclair’s operations, production facilities, machinery, pipelines and other logistics assets, equipment, or information systems, or any of the foregoing at HF Sinclair’s suppliers, customers, or third party providers, and any potential asset impairments resulting from, or the failure to have adequate insurance coverage for or receive insurance recoveries from, such actions; the effects of current and/or future governmental and environmental regulations and policies, including compliance with existing, new and changing environmental and health and safety laws and regulations, related reporting requirements and pipeline integrity programs; the availability and cost of financing to HF Sinclair; the effectiveness of HF Sinclair’s capital investments and marketing strategies; HF Sinclair’s efficiency in carrying out and consummating construction projects, including HF Sinclair’s ability to complete announced capital projects on time and within capital guidance; HF Sinclair’s ability to timely obtain or maintain permits, including those necessary for operations or capital projects; the ability of HF Sinclair to acquire complementary assets or businesses to HF Sinclair’s existing assets and businesses on acceptable terms and to integrate any existing or future acquired operations and realize the expected synergies of any such transaction on the expected timeline; the possibility of vandalism or other disruptive activity, or terrorist or cyberattacks and the consequences of any such activities or attacks; uncertainty regarding the effects and duration of global hostilities, including shipping disruptions in the Red Sea, ongoing conflicts in the Middle East, the Russia-Ukraine war and any associated military campaigns which may disrupt crude oil supplies and markets for HF Sinclair’s refined products and create instability in the financial markets that could restrict HF Sinclair’s ability to raise capital; general economic conditions, including uncertainties regarding trade policies, such as the imposition or implementation of tariffs, or economic slowdowns caused by a local or national recession or other adverse economic conditions, such as periods of increased or prolonged inflation; limitations on HF Sinclair’s ability to make future dividend payments or effectuate share repurchases due to market conditions and corporate, tax, regulatory and other considerations; and other business, financial, operational and legal risks. The forward-looking statements speak only as of the date made and, other than as required by law, HF Sinclair undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HF SINCLAIR CORPORATION

By:	/s/	Atanas H. Atanasov
Atanas H. Atanasov
Executive Vice President and Chief Financial Officer

Date: December 8, 2025